UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

ONCOGENEX PHARMACEUTICALS, INC.
(Exact name of small business issuer as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21243 (Commission File Number)	95-4343413 (IRS Employer Identification No.)

1522 217th Place S.E.

Bothell, Washington 98021
(Address of Principal Executive Offices) (Zip Code)

(425) 487-9500
(Registrant's telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2008, the board of directors of OncoGenex Pharmaceuticals, Inc. (the “Company”) amended and restated the Company’s bylaws to (1) reflect the change in name of the Company from Sonus Pharmaceuticals, Inc. to OncoGenex Pharmaceuticals, Inc., (2) provide that shareholder action may not be taken pursuant to a written consent without a meeting, (3) provide that the number of directors of the Company may only be changed pursuant to a vote of the directors, rather than pursuant to a vote of either the directors or the shareholders and (4) make various technical and typographical corrections. The amended and restated bylaws of the Company, a copy of which is filed as Exhibit 3.4 hereto, took effect as of October 28, 2008.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
3.4	Third Amended and Restated Bylaws of OncoGenex Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.
Date: October 30, 2008	/s/ Stephen Anderson
Stephen Anderson Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.4	Third Amended and Restated Bylaws of OncoGenex Pharmaceuticals, Inc.